                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CAMBRIDGE HEART, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No Fee Required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

                             CAMBRIDGE HEART, INC.
                              One Oak Park Drive
                         Bedford, Massachusetts 01730

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 21, 1999

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Cambridge Heart, Inc., a Delaware corporation (the "Company") will be held at the offices of Hale and Dorr LLP, 26th floor, 60 State Street, Boston, Massachusetts 02109, on December 21, 1999, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

    1. Approval of (i) an amendment to the Company's 1996 Equity Incentive Plan increasing the number of shares of Common Stock reserved for issuance from 1,000,000 to 1,300,000, and (ii) the continuation of the Company's 1996 Equity Incentive Plan.

    2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Meeting. The Board of Directors has no knowledge of any other business to be transacted at the Meeting or at any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on November 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for ten days prior to the Meeting at the office of the Secretary of the Company at the above address, and at the time and place of the Meeting.

  If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification. In order to vote your shares at the Meeting, you must obtain from the nominee a proxy issued in your name.

                                          By Order of the Board of Directors,

                                          Eric Dufford, Secretary

Bedford, Massachusetts
November 22, 1999

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             CAMBRIDGE HEART, INC.
                              One Oak Park Drive
                         Bedford, Massachusetts 01730

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 21, 1999

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cambridge Heart, Inc., a Delaware corporation (the "Company") for use at a Special Meeting of Stockholders (the "Meeting") to be held on December 21, 1999, at 10:00 a.m., local time, at Hale and Dorr LLP, 26th floor, 60 State Street, Boston, Massachusetts 02109, and at any adjournment or postponement thereof. All proxies will be voted in accordance with the stockholders' instructions, and, if no choice is specified, the shares will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation to the Secretary of the Company. Attendance at the Meeting will not in itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and vote in person.

  On November 16, 1999, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were issued and outstanding and entitled to vote 13,921,649 shares of Common Stock, $.001 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on each matter.

Voting Securities and Votes Required

  The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the amendment to, and continuation of, the Company's 1996 Equity Incentive Plan. Shares held by stockholders who abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

  THE NOTICE OF MEETING AND THIS PROXY STATEMENT ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 22, 1999. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY, ONE OAK PARK DRIVE, BEDFORD, MASSACHUSETTS, 01730, ATTENTION:
ROBERT B. PALARDY. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of Common Stock by (i) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current director of the Company, (iii) the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to the table, (i) all information set forth in the table is as of October 31, 1999 and (ii) the address for each director and executive officer of the Company is: c/o Cambridge Heart, Inc., One Oak Park Drive, Bedford, MA 01730.

                                          Number of Shares      Percentage of
                                       Beneficially Owned (1) Class Outstanding
                                       ---------------------- -----------------
Goldman, Sachs & Co. .................       1,859,400 (2)          13.4%
Dr. Richard J. Cohen, M.D., Ph.D. ....       1,317,385 (3)           9.5%
Jeffrey M. Arnold.....................         741,863 (4)           5.1%
Harris A. Berman......................          20,833 (5)             *
J. Daniel Cole........................          21,667 (6)             *
Rolf S. Stutz.........................          25,000 (7)             *
Robert B. Palardy.....................          20,750 (8)             *
Eric Dufford..........................          28,249 (9)             *
Andra Thomas..........................          18,750 (10)            *
All directors and executive officers
 as a group (9 persons)...............       2,194,497(11)          15.1%

--------
  * Represents less than 1% of the outstanding Common Stock.
 (1) The Company believes that each stockholder has sole voting and investment power with respect to the shares listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the Commission, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 31, 1999 through the exercise of any stock option or other right. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of Common Stock. Shares of Common Stock which an individual or entity has a right to acquire within the 60-day period following October 31, 1999 pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity shown in the table.
 (2) Consists of shares held by the Goldman Sachs Group, L.P. as reported in a
     Schedule 13G filed with the Securities and Exchange Commission on January 11, 1999. The business address of Goldman, Sachs & Co. is 85 Broad Street, New York, NY 10004.
 (3) Includes 8,000 shares of Common Stock of the Company issuable to Dr. Cohen within 60 days of October 31, 1999 upon exercise of stock options.
 (4) Includes 583,200 shares of Common Stock of the Company issuable to Mr. Arnold within 60 days of October 31, 1999 upon exercise of stock options.
 (5) Includes 10,833 shares issuable to Dr. Berman within 60 days of October 31, 1999 upon exercise of stock options.
 (6) Includes 21,667 shares of Common Stock of the Company issuable to Mr. Cole within 60 days of October 31, 1999 upon exercise of stock options.
 (7) Includes 25,000 shares of Common Stock of the Company issuable to Mr. Stutz within 60 days of October 31, 1999 upon exercise of stock options.
 (8) Includes 18,750 shares of Common Stock issuable to Mr. Palardy within 60 days of October 31, 1999 upon exercise of stock options.

 (9) Includes 22,500 shares of Common Stock issuable to Mr. Dufford within 60 days of October 31, 1999 upon exercise of stock options.
(10) Consists of 18,750 shares of Common Stock issuable to Ms. Thomas within 60 days of October 31, 1999 upon exercise of stock options.
(11) Includes a total of 708,700 shares which the executive officers and directors together have a right to acquire pursuant to outstanding options or warrants exercisable within 60 days after October 31, 1999.

  To the knowledge of the Company, there are no agreements among any of the foregoing persons or entities with respect to the voting of shares of Common Stock of the Company.

                                   DIRECTORS

Compensation of Directors

  The Company's non-employee directors, other than those representing major stockholders of the Company, receive a fee of $1,500 per meeting of the Board of Directors. All non-employee directors receive reasonable travel and out-of-pocket expenses for attendance at meetings of the Board of Directors. Non-employee directors are also eligible to receive stock options under the 1996 Director Stock Option Plan (the "Director Plan"). See--"Director Option Plan." In April 1998, Dr. Berman was granted options under the Director Plan to purchase 10,000 shares of Common Stock at $9.25 per share, the fair market value per share on the date of grant. These options will vest in equal annual installments over two years after the date of grant. At the same time, Dr. Berman was granted options under the 1996 Equity Incentive Plan to purchase 15,000 shares of Common Stock at $9.25 per share, the fair market value on the date of grant. These options will vest in equal annual installments over three years after the date of grant.

Director Option Plan

  The Director Plan was adopted by the Board of Directors in May 1996, was approved by the stockholders in June 1996, and became effective on August 7, 1996. Under the terms of the Director Plan, options (the "Director Options") to purchase 10,000 shares of Common Stock will be granted to each person who becomes a non-employee director and who is not otherwise affiliated with the Company, effective as of the date of initial election to the Board of Directors. The Director Options will vest in equal annual installments over three years after the date of grant. Director Options will become immediately exercisable upon the occurrence of a change in control (as defined in the Director Plan). A total of 100,000 shares of Common Stock may be issued upon the exercise of stock options granted under the Director Plan. The exercise price of options granted under the Director Plan will equal the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

                              EXECUTIVE OFFICERS

Compensation of Executive Officers

 Summary Compensation

  The following table sets forth certain information with respect to the compensation, for the last three fiscal years, of the Company's Chief Executive Officer and each of the two other most highly compensated executive officers who were serving as executive officers on December 31, 1998 (the "Named Executive Officers").

                          Summary Compensation Table

                                                            Long-Term \
                                                            Compensation
                               Annual Compensation(1)         Awards(2)
                              ------------------------ ------------------------
                                                       Securities
                                                       Underlying   All Other
Name and Principal Position   Year   Salary    Bonus    Options    Compensation
---------------------------   --------------- -------- ----------  ------------
Jeffrey M. Arnold............  1998 $ 225,000 $ 67,500   25,000        --
 President and Chief           1997   191,458   30,000      --         --
 Executive Officer             1996   172,525   60,000      --         --

Eric Dufford.................  1998   164,013   20,000   90,000(3)     --
 Vice President, Marketing     1997    59,712   10,000   75,000        --
 and Sales and Secretary

Robert B. Palardy............  1998   134,167   15,000   75,000(4)     --
 Vice President, Finance and   1997    18,250    4,167   75,000        --
 Administration and Chief
 Financial Officer

--------
(1) Perquisites for the Named Executive Officers listed in the table did not exceed the lesser of $50,000 or 10% of total salary and bonus for the respective fiscal years and accordingly have been omitted in accordance with the rules of the Commission.
(2) The Company does not have a long-term compensation plan that includes long-term incentive payouts. No stock appreciation rights ("SARs") have been granted to or are held by any of the Named Executive Officers.
(3) These options were originally granted on August 8, 1997 and April 28, 1998 and were repriced on October 16, 1998.
(4) These options were originally granted on November 11, 1997 and were repriced on October 16, 1998.

  Option Grant Table. The following table sets forth certain information regarding options granted during Fiscal 1998 by the Company to the Named Executive Officers. The Company granted no SARs in Fiscal 1998.

                       Option Grants in Last Fiscal Year

                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                               Annual Rates of
                         Number of                                               Stock Price
                         Securities Percent of Total                          Appreciation for
                         Underlying Options Granted  Exercise or               Option Term(2)
                          Options   to Employees in  Base Price  Expiration ---------------------
   Name                  Granted(1)   Fiscal Year     Per Share     Date        5%        10%
   ----                  ---------- ---------------- ----------- ---------- ---------- ----------
Jeffrey M. Arnold.......  25,000(3)         6%         $9.375      4/16/08  $  147,375 $  373,625
Eric Dufford............  75,000(4)        18%         $ 5.00     10/16/08  $  235,500 $  597,750
                          15,000(4)         4%         $ 5.00     10/16/08  $   47,100 $  119,550
Robert B. Palardy.......  75,000(4)        18%         $ 5.00     10/16/08  $  235,500 $  597,750

--------
(1) The securities underlying the options are shares of Common Stock.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. This table does not take into account actual appreciation in the price of the Common Stock to date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. The gains shown are net of the option exercise price, but do not reflect taxes or other expenses associated with the exercise.
(3) All of these options were granted at the fair market value of the Company's Common Stock on the date of grant. The options vest at a rate of 20% per year.
(4) All of these options were repriced to $5.00 in October 1998 and are deemed to be new grants under applicable rules of the Securities and Exchange Commission. The repriced options vest at a rate of 25% per year. See "Report on Repricing of Options."

  Year End Option Table. The following table sets forth certain information regarding stock options exercised during Fiscal 1998 and held as of December 31, 1998 by the Named Executive Officers. The Company granted no SARs during Fiscal 1998.

  Aggregated Option Exercises in last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                         Number of Shares            Value of Unexercised
                                                      Underlying Unexercised    In-the-Money Options at Fiscal
                           Shares                   Options at Fiscal Year-End          Year-End($)(2)
                         Acquired on     Value      -------------------------- --------------------------------
   Name                   Exercise   Realized($)(1) Exercisable/Unexercisable  Exercisable/($)/Unexercisable($)
   ----                  ----------- -------------- -------------------------- --------------------------------
Jeffrey M. Arnold.......   80,000       564,000          539,900/101,600              3,036,938/571,500
Eric Dufford............      --            --                  0/90,000                      0/506,250
Robert B. Palardy.......      --            --                  0/75,000                      0/421,875

--------
(1) Value based on last reported sale price of the Common Stock on the date of exercise.
(2) Value based on last reported sale price of the Common Stock at the fiscal year end ($5.625 per share) less the exercise price.

Report on Repricing of Options

  On October 16, 1998, the Board of Directors determined that certain stock options held by employees and members of the Company's Scientific Advisory Board ("SAB") had an exercise price significantly higher than the fair market value of the Company's Common Stock, and therefore such options were not providing the desired incentive to employees. Accordingly, the Board provided employees, other than the Company's Chief Executive Officer, the right to elect to surrender previously granted unexercised options with exercise prices between $6.75 and $10.25 in return for new option grants at $5.00, the fair market value of the Company's Common Stock on October 16, 1998. All vesting in the exchanged options was forfeited by employees. The new options vest at the rate of 25% each year over four years starting October 16, 1998. Options to purchase 396,250 shares of Common Stock were surrendered by employees and repriced, including an aggregate of 165,000 stock options surrendered by Messrs. Dufford and Palardy. Options to purchase a total of 538,998 shares of Common Stock were eligible for this program.

  Members of the Company's SAB were granted the right to elect to surrender previously granted unexercised options with an exercise price of $7.75 in return for new option grants at $6.75, the fair market value of the Company's Common Stock on October 21, 1998. All vesting in the exchanged options was forfeited. The new options vest at the rate of 33% per year over three years starting October 21, 1998. Options to purchase 40,000 shares of Common Stock were surrendered by SAB members and repriced. Options to purchase a total of 60,000 shares of Common Stock were eligible for this program.

Option Repricing Table

  The following table sets forth information with respect to all repricings of options by the Named Executive Officers since Cambridge Heart became a public company in August 1996.

                          Ten-Year Option Repricings

                                     Number of                                                Length of
                                     Securities    Market Price                            Original Option
                                     Underlying     of Stock at  Exercise Price    New      Term Remaining
                                  Options Repriced    Time of      at Time of   Exercise      at Date of
  Name                     Date         (#)        Repricing ($) Repricing ($)  Price ($)     Repricing
  ----                   -------- ---------------- ------------- -------------- --------- ------------------
Eric Dufford............ 10/16/98      75,000          5.00          7.625        5.00    3 years, 10 months
                         10/16/98      15,000          5.00          9.375        5.00    4 years, 6 months
Robert B. Palardy....... 10/16/98      25,000          5.00          8.875        5.00    4 years, 1 month

                            COMPENSATION COMMITTEE

  The Compensation Committee of the Company's Board of Directors currently consists of J. Daniel Cole, Rolf S. Stutz and Harris A. Berman, M.D.

Compensation Committee Interlocks and Insider Participation

  No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a member of the Compensation Committee or director of the Company.

Report of the Compensation Committee on Executive Compensation

  The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the Named Executive Officers, and setting the compensation for these individuals.

  The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. In order to ensure continuity of certain key members of management, the Compensation Committee has approved in the past multi-year employment contracts. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company and/or the individual executive's particular business unit. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Common Stock.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements, such as stockholder approval of a compensation plan, are met. Although the Compensation Committee has considered the limitations on the deductibility of executive compensation imposed by Section 162(m) in designing the Company's executive compensation programs, the Committee believes that it is unlikely that such limitations will affect the deductibility of the compensation to be paid to the Company's executive officers in the near term. Based in part on this judgment, the Compensation Committee has determined not to recommend to the Company's Board of Directors that the bonus arrangements for the Company's executive officers be submitted to the Company's stockholders for their approval. The Compensation Committee believes that option grants at at least fair market value and any stock awards made at fair market value under the Company's 1996 Equity Incentive Plan should be exempt from the limitations of
Section 162(m).

  The compensation programs for the Company's executives established by the Compensation Committee consist of three elements based upon the objectives described above: base salary; annual cash bonus; and a stock-based equity incentive in the form of participation in the Company's 1996 Equity Incentive Plan and/or Stock Purchase Plan. In establishing base salaries for executives, the Compensation Committee monitors salaries at other companies, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance in establishing base salaries of executives.

  During Fiscal 1998, Jeffrey M. Arnold was a party to a multi-year employment agreement with the Company that provided for a bonus upon satisfaction of certain criteria. Pursuant to such agreement, for Fiscal 1998 Mr. Arnold was awarded a bonus of $67,500. The Compensation Committee believes that the base salary levels provided for in Mr. Arnold's contract and the bonus criteria established appropriate salary levels for Mr. Arnold in light of the factors described above. Moreover, Mr. Arnold's employment agreement included provisions prohibiting Mr. Arnold from engaging in a business competitive with the Company during the term of the agreement and for one year after the termination of his employment. The employment agreement with Mr. Arnold expired on September 1, 1998. Mr. Arnold continues to be employed by the Company as an employee at will.

  The Compensation Committee generally structures cash bonuses not associated with the above employment agreements by linking them to the achievement of specified Company and/or business unit performance objectives. Pursuant to such bonus policy, for Fiscal 1998 each of Messrs. Palardy, Dufford and Andra Thomas were awarded a bonus of $15,000, $20,000 and $7,500, respectively.

  Stock option grants in Fiscal 1998 were designed to link the overall compensation of any executive officers receiving such awards with his performance, in light of all other current and past compensation received by such executive officer. Such grants, as a result of the applicable vesting arrangements, also serve as a means for the Company to retain the services of these individuals. In fiscal 1998, Mr. Arnold and Ms. Thomas each received options to purchase 25,000 and 15,000 shares of Common Stock, respectively. These option grants to the above Named Executive Officers were based on the above described criteria. The exercise price of these options was equal to the fair market value of the Company's Common Stock on the date of grant.

                                          Compensation Committee

                                          Harris A. Berman
                                          J. Daniel Cole

                            STOCK PERFORMANCE CHART

  The following chart compares the percentage change in the cumulative total stockholder return on the Common Stock during the period beginning August 2, 1996 (the date of the consummation of the Company's initial public offering) and ending December 31, 1998 with the total return on the Nasdaq Stock Market (U.S.) Index and the Dow Jones Advanced Medical Devices Index. The comparison assumes $100 was invested on August 2, 1996 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

[GRAPH]

    (Cumulative total return numbers provided by Research Data Group, Inc.)

                   PROPOSAL 1-- APPROVAL OF AN AMENDMENT TO
               AND CONTINUANCE OF THE 1996 EQUITY INCENTIVE PLAN

  The Board of Directors believes that the future growth and success of the Company depends, in large part, on the ability of the Company to attract, retain and motivate key personnel. Accordingly, on October 21, 1999 the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1996 Equity Incentive Plan (the "1996 Plan") that would increase the number of shares of Common Stock available for issuance under the 1996 Plan from 1,000,000 shares to 1,300,000 shares. The Board believes this increase is necessary in order to maintain a competitive position in attracting, retaining and motivating key personnel because options for the purchase of 967,500 shares of Common Stock, net of forfeitures, have been granted since the adoption of the 1996 Plan, leaving a balance of 32,500 shares reserved for future option grants.

  Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are satisfied. In particular, income recognized upon exercise of a stock option is not subject to the deduction limit if the option is issued under a plan approved by the stockholders that provides a limit to the number of shares that may be issued under the plan to any individual.

  In order for options and restricted stock awarded under the 1996 Plan, as amended by the amendment, to comply with Section 162(m) of the Code after the meeting, the continuance of the 1996 Plan must be approved by the stockholders. If the stockholders do not vote to continue the 1996 Plan, the Company will not grant any further options or make any further awards of restricted stock under the 1996 Plan.

  The Board of Directors believes that awards under the 1996 Plan, including stock options, have been and will continue to be, an important compensation element in attracting and retaining key employees who are expected to contribute to the Company's growth and success. Accordingly, the Board of Directors believes that the approval of the continuance of the 1996 Plan and the approval of the amendment to the 1996 Plan are in the best interests of the Company and its stockholders and recommends a vote in favor of these proposals.

Summary of the 1996 Plan

  The 1996 Plan was originally adopted by the Board of Directors on May 29, 1996 and approved by the stockholders of the Company in June 1996. The principal provisions of the 1996 Plan are summarized below. This summary is qualified in its entirety by reference to the 1996 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1996 Plan may be obtained by making a written request to the Secretary of the Company.

 Description of Awards under the 1996 Plan

  The 1996 Plan provides for the grant of "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options not intended to qualify as incentive stock options ("non-statutory options"), restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards"). Currently, up to 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to Awards granted under the 1996 Plan. The maximum number of shares with respect to which Awards may be granted to any employee under the 1996 Plan shall not exceed 300,000 shares of Common Stock per calendar year.

  On November 15, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $2.75.

 Eligibility

  All of the employees, officers, directors, consultants and advisors of the Company who are expected to contribute to the Company's future growth and success (collectively "participants") are eligible to receive Awards under the 1996 Plan. Under present law, however, incentive stock options may only be granted to employees.

  As of October 31, 1999, the Company had forty employees and four non-employee directors, all of whom were eligible to participate in the 1996 Plan. The granting of Awards under the Plan is discretionary, as more fully described below, and the number of individuals receiving Awards varies from year to year depending upon factors such as the number of promotions and the Company's hiring needs during the year. The Company cannot now determine the number of shares of Common Stock to be awarded in the future to any particular person or group. From the initial adoption of the 1996 Plan through October 31, 1999: options to purchase an aggregate of 125,000 shares thereunder had been granted to Jeffrey M. Arnold, President and Chief Executive Officer of the

Company; options to purchase an aggregate of 110,000 shares thereunder had been granted to Eric Dufford, Vice President of the Company, Marketing and Sales and Secretary of the Company; options to purchase an aggregate of 90,000 shares thereunder had been granted to Robert B. Palardy, Vice President of the Company, Finance and Administration and Chief Financial Officer of the Company; options to purchase an aggregate of 485,000 shares thereunder had been granted to all current executive officers of the Company as a group; options to purchase an aggregate of 45,000 shares thereunder had been granted to all current directors who are not executive officers of the Company as a group; and options to purchase an aggregate of 333,500 shares thereunder had been granted to all employees of the Company who are not executive officers.

  All options are nontransferable other than by will or the law of descent and distribution and, in the case of options which are not incentive stock options, pursuant to a qualified domestic relations order. Incentive stock options are exercisable during the lifetime of the option holder only while the option holder is in the employ of the Company, or within three months after termination of employment. In the event that termination is due to death or disability, or if death occurs within three months after termination, the option is exercisable for a one-year period thereafter.

 Administration of the 1996 Plan

  The 1996 Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1996 Plan, the Compensation Committee has the authority to select the employees to whom options are granted and determine the terms of each option, including (i) the number of shares of Common Stock subject to the option, (ii) when the option becomes exercisable, (iii) the option exercise price, which, in the case of incentive stock options, must be at least 100% (110% in the case of incentive stock options granted to a stockholder possessing more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock as of the date of grant, and (iv) the duration of the options (which, in the case of incentive stock options, may not exceed ten years from the day of the grant or five years in the case of incentive stock options granted to stockholders possessing more than 10% of the total combined voting power of all classes of stock of the Company).

  The Compensation Committee may, in its sole discretion, include additional provisions in any option or Award granted or made under the 1996 Plan, so long as not inconsistent with the 1996 Plan or applicable law. The Compensation Committee may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1996 Plan may be exercised.

  Payment of the option exercise price may be made in cash, shares of Common Stock, a combination of cash or stock, by a broker-assisted cashless exercise or by any other method (including delivery of a promissory note payable on terms specified by the Compensation Committee) approved by the Compensation Committee consistent with Section 422 of the Code and Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  To the extent not exercised, all options granted under the 1996 Plan shall terminate immediately prior to a dissolution or liquidation of the Company. In the event of a merger of the Company or the sale of substantially all of the assets of the Company, the Board of Directors shall have the discretion to accelerate the vesting of the options granted under the 1996 Plan.

Federal Income Tax Consequences

  The following summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 1996 Plan and with respect to the sale of Common Stock acquired under the 1996 Plan.

 Incentive Stock Options

  In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

 Non-statutory Stock Options

  As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

 Restricted Stock

  A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a
Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the award is granted if a Section 83(b) Election is made.

 Other Stock-Based Awards

  The tax consequences associated with any other stock-based Award granted under the 1996 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

 Tax Consequences to the Company

  The grant of an Award under the 1996 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1996 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Plan, including in connection with a restricted stock award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  The Board of Directors believes the adoption of this amendment and continuance of the 1996 Plan are in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of each of these proposals.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

  All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in connection therewith.

Deadline for Submission of Stockholder Proposals for the 2000 Annual Meeting

  Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, One Oak Park Drive, Bedford, Massachusetts 01730, no later than December 16, 1999 in order to be considered for inclusion in the Proxy Statement relating to that meeting.

  If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the 2000 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors,

                                          Eric Dufford, Secretary
November 22, 1999

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                 AMENDMENT TO
                          1996 EQUITY INCENTIVE PLAN
                                      OF
                             CAMBRIDGE HEART, INC.


     The Cambridge Heart, Inc. 1996 Equity Incentive Plan (the "Plan"), is hereby amended as set forth below:

     1. Section 5(a) of the Plan is hereby amended be deleting the first sentence thereof and substituting the following therefor:

               "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,300,000 shares of Common Stock."

     2.   In all other respects, the Plan shall remain in full force and effect.

                                                Adopted by the
                                                Board of Directors
                                                on October 21, 1999

                                                Presented to the
                                                Stockholders for their
                                                approval on December 21, 1999

                             CAMBRIDGE HEART, INC.


                          1996 EQUITY INCENTIVE PLAN
                          --------------------------

1.   Purpose
     -------

     The purpose of this 1996 Equity Incentive Plan (the "Plan") of Cambridge Heart, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

2.   Definitions
     -----------

     "Award" means any Option, Stock Appreciation Right, Performance Shares,
      -----
Restricted Stock or Unrestricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Company.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Committee" means a committee of not less than two members of the Board
      ---------
appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

     "Common Stock" means Common Stock, par value $.001 per share, of the
      ------------
Company.

     "Company" means Cambridge Heart, Inc. and, except where the context
      -------
otherwise requires, all present and future subsidiaries of Cambridge Heart, Inc. as defined in Section 424(f) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant,
      ----------------------
in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time.

     "Fair Market Value" means, with respect to Common Stock or any other
      -----------------
property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock
      ----------------------
awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Nonstatutory Stock Option" means an option to purchase shares of Common
      -------------------------
Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.
      ------

     "Participant" means a person selected by the Board to receive an Award
      -----------
under the Plan.

     "Performance Shares" mean shares of Common Stock which may be earned by the
      ------------------
achievement of performance goals established for a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Exchange Act
      ----------------
or any successor provision.

     "Restricted Period" means the period of time selected by the Board during
      -----------------
which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

     "Restricted Stock" means shares of Common Stock awarded to a Participant
      ----------------
under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in
      ------------------------
Fair Market Value of shares of Common Stock over the exercise price of the Award granted to a Participant under Section 7.

     "Unrestricted Stock" means shares of Common Stock awarded to a Participant
      ------------------
under Section 9(c).

3.   Administration
     --------------

     The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

4.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

5.   Stock Available for Awards
     --------------------------

     (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code and provided that shares made available pursuant to this sentence shall be available for Awards to Reporting Persons only to the extent consistent with Rule 16b-3. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and
(iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that after an IPO, the number of shares subject to any Award shall always be a whole number.

     (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company (or a subsidiary of the Company) or the acquisition by the Company (or a subsidiary of the Company) of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     (d) Subject to adjustment under Section 5(b), the maximum number of shares with respect to which an Award may be granted to any employee under the Plan shall not exceed 300,000 per calendar year. For purposes of calculating such maximum number, (a) an Award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Award or issuance of a new Award in substitution for a cancelled Award shall be deemed to constitute the grant of a new additional Award separate from the original grant of the Award that is repriced or cancelled.

6.   Stock Options
     -------------

     (a)  General
          -------

            (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares of Common Stock to be covered by each Option, the option price of such Option and the conditions and limitations applicable to the exercise of such Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

            (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock

Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

            (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

            (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

            (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

            (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

     (b)  Incentive Stock Options
          -----------------------

          Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

            (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

            (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

               (y) The option exercise period shall not exceed five years from the date of grant.

            (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

            (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

               (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to
                                   --------
     such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

               (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

               (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

            (v) Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

7.   Stock Appreciation Rights
     -------------------------

     (a) The Board may grant SARs entitling recipients on exercise of the SAR to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Common Stock between the date of the Award and the exercise of the Award. A SAR shall entitle the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant SARs that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such change in control over the Fair Market Value of a share of Common Stock on the date the SAR was granted.

     (b) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c) When SARs are granted in tandem with Options, the following provisions will apply:

          (i) The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (ii) The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

          (iii) The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

          (iv)  The SAR will be transferable only with the related Option.

          (v) A SAR granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

     (d) A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

     (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

8.   Performance Shares
     ------------------

     (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

9.   Restricted and Unrestricted Stock
     ---------------------------------

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Common Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of

Directors. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

10.  General Provisions Applicable to Awards
     ---------------------------------------

     (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an
         ---------------------------
express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

     (b) Reporting Person Limitations. Notwithstanding any other provision of
         ----------------------------
the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

     (c) Documentation. Each Award under the Plan shall be evidenced by an
         -------------
instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (d) Board Discretion. Except as otherwise provided by the Plan, each type
         ----------------
of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

     (e) Termination of Status. Subject to the provisions of Section 6(b)(iv),
         ---------------------
the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (f) Mergers, Etc. In the event of a consolidation, merger or other
         ------------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will become exercisable in full and will terminate immediately prior to the consummation of such transaction except to the extent exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to each Participant equal to the difference between
(A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs of such Participant (to the extent such Options or SARs have exercise prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs, in exchange for the termination of all such Options and SARs held by such Participants, and
(iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     (g) Withholding. The Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (h) Foreign Nationals. Awards may be made to Participants who are foreign
         -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (i) Amendment of Award. The Board may amend, modify or terminate any
         ------------------
outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j) Cancellation and New Grant of Options. The Board of Directors shall
         -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (k) Conditions on Delivery of Stock. The Company will not be obligated to
         -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

11.  Miscellaneous
     -------------

     (a) No Right To Employment or Other Status. No person shall have any claim
         --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c) Exclusion from Benefit Computations. No amounts payable upon exercise
         -----------------------------------
of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d) Effective Date and Term. The Plan shall become effective upon the
         -----------------------
closing of the Company's initial public offering. No Award granted under the Plan shall become effective until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. No Award may be made under the Plan after May [ ], 2006, but Awards previously granted may extend beyond that date.

     (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular Participant) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular Participant.

     (f) Governing Law. The provisions of the Plan shall be governed by and
         -------------
interpreted in accordance with the laws of the State of Delaware.


                                       Adopted by the Board of Directors
                                       on May 29, 1996

                        Please date, sign and mail your
                     proxy card back as soon as possible.

                        Special Meeting of Stockholders
                             CAMBRIDGE HEART, INC.

                               December 21, 1999




               [Please Detach and Mail in the Envelope Provided]


[X]   Please mark your
      votes as in this
      example.

                                                         FOR   AGAINST  ABSTAIN
                1. Approval of (i) an amendment to the   [  ]    [  ]    [  ]
                   Cambridge Heart, Inc. 1996 Equity Incentive
                   Plan. Increasing the number of shares of Common Stock reserved for issuance from 1,000,000 to 1,300,000 and (ii) the continuance of the Cambridge Heart, Inc. 1996 Equity Incentive Plan.

                   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS
                DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

                   Attendance of the undersigned at the meeting or at any
                adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereof the intention of the undersigned to vote said share in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities; this proxy is signed by the undersigned in every such capacity as well as individually.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)________________________________________________ DATE:______________
Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                             CAMBRIDGE HEART, INC.
PROXY                                                                     PROXY

              SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 21, 1999

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, having received notice of the meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Jeffrey M. Arnold and Robert B. Palardy, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of Cambridge Heart, Inc. (the "Company") to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 10:00 a.m. (local time), on Tuesday, December 21, 1999 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present. Each of the following matters is being proposed by the Company.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                        (To Be Signed on Reverse Side)